Exhibit 99.2

            NOTICE OF GUARANTEED DELIVERY TO TENDER FOR EXCHANGE

                       4.85% SENIOR NOTES DUE 2010 OF

                     METTLER-TOLEDO INTERNATIONAL INC.


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            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
 AT 5:00 P.M., NEW YORK CITY TIME, ON , 2004 (THE "EXPIRATION DATE"), UNLESS
               EXTENDED BY METTLER-TOLEDO INTERNATIONAL INC.

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               THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                            JPMORGAN CHASE BANK

  (Registered or Certified Mail is               Facsimile Transmission:
           Recommended):                    (for eligible institutions only)
          ITS Bond Events                            ITS Bond Events
           P.O. Box 2320                             (214) 468-6494
          Dallas, TX 75221
         Attn: Frank Ivins                        Confirm by Telephone:
                                                         (214) 468-6464

                             By Hand Delivery:
                              ITS Bond Events
                       2001 Bryan Street, 9th Floor
                              Dallas, TX 75201
                             Attn: Frank Ivins

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     Registered holders of outstanding 4.85% Senior Notes due 2010 (the "Outstanding Securities") who wish to tender their Outstanding Securities in exchange for a like principal amount of 4.85% Senior Notes due 2010 (the "Exchange Securities") may use this Notice of Guaranteed Delivery or one substantially equivalent hereto to tender Outstanding Securities pursuant to the Exchange Offer (as defined below) if: (1) their Outstanding Securities are not immediately available or (2) they cannot deliver their Outstanding Securities (or a confirmation of book-entry transfer of Outstanding Securities into the account of the Exchange Agent at The Depository Trust Company), the Letter of Transmittal or any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date or (3) they cannot complete the procedure for book-entry transfer on a timely basis.

     This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent. See "The Exchange Offer-How to Tender Notes for Exchange" in the prospectus dated
             , 2004 (the "Prospectus"), which together with the related Letter of Transmittal constitutes the "Exchange Offer" of Mettler-Toledo International Inc.


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Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Outstanding Securities indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus and the Letter of Transmittal, upon the terms and subject to the conditions contained in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged.

     Tenders of Outstanding Securities may be withdrawn if the Exchange Offer is terminated without any such Outstanding Securities being purchased thereunder or as otherwise provided in the Prospectus.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                                         PLEASE SIGN AND COMPLETE

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
Signature(s) of Registered Holder(s) or                 Date:
Authorized Signatory:                                        ------------------------------------

---------------------------------------                 Address:
                                                                ---------------------------------
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Name(s) of Registered Holder(s):                        Area Code and Telephone No.:
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Principal Amount of Notes Tendered*:                    If Notes will be delivered by book-entry
                                                        transfer, provide information below:
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                                                        Name of Tendering
---------------------------------------                 Institution:
                                                                     ----------------------------
Certificate No.(s) of Notes (if available):             Depositary
                                                        Account No. with DTC:
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* Must be in denominations of U.S.$1,000 and any        Transaction Code Number:
integral multiple thereof                                                       --------------
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This notice of guaranteed delivery must be signed by the holder(s) exactly as their name(s) appear(s)
on certificate(s) for notes or on a security position listing as the owner of notes, or by person(s)
authorized to become holder(s) by endorsements and documents transmitted with this notice of guaranteed delivery.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                                 Please print name(s) and address(es)

Name(s):
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Capacity:
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Address(es):
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

       DO NOT SEND NOTES WITH THIS FORM. NOTES SHOULD BE SENT TO THE
    EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED
       LETTER OF TRANSMITTAL OR PROPERLY TRANSMITTED AGENT'S MESSAGE.

                   THE GUARANTEE BELOW MUST BE COMPLETED
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                                 GUARANTEE

                  (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, hereby guarantees that the notes to be tendered hereby are in proper form for transfer (pursuant to the procedures set forth in the prospectus under "The Exchange Offer -- Guaranteed Delivery
Procedures"), and that the exchange agent will receive (a) such notes, or a book-entry confirmation of the transfer of such notes into the exchange agent's account at The Depository Trust Company, and (b) a properly completed and duly executed letter of transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by the letter of transmittal, or a properly transmitted agent's message, within three New York Stock Exchange, Inc. trading days after the date of execution hereof.

     The eligible guarantor institution that completes this form must communicate the guarantee to the exchange agent and must deliver the letter of transmittal, or a properly transmitted agent's message, and notes, or a book-entry confirmation in the case of a book-entry transfer, to the exchange agent within the time period described above. Failure to do so could result in a financial loss to such eligible guarantor institution.

Name of Firm:
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Authorized Signature:
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Title:
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Address:
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                                                                   (Zip Code)
Area Code and Telephone Number:
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Dated:
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